UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of

the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported) November 4, 2005

UNITY BANCORP, INC.

(Exact name of Registrant as Specified in its Charter)

New Jersey	1-12431	22-3282551
(State or Other Jurisdiction	(Commission	(IRS Employer
of Incorporation)	File Number)	Identification No.)

64 OLD HIGHWAY 22, CLINTON, NEW JERSEY	08809
(Address of Principal Executive Offices)	(Zip Code)

Registrant’s telephone number, including area code (908) 730-7630

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐ Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐ Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐ Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐ Pre-commencement communications pursuant to Rule 13e-4 (c) under the Exchange Act (17 CFR 240.13e-4 (c)

Item 7.01 Regulation FD Disclosure

James A. Hughes, the Registrant’s President and Chief Executive Officer and Alan Bedner, Chief Financial Officer will be presenting at the Mid-Atlantic Super-Community Bank Conference in Philadelphia, Pennsylvania on November 7, 2005 and at the New York Society of Security Analysts, Regional Banking Industry Conference in New York, New York on November 10, 2005.

The press release announcing the presentation is attached hereto as Exhibit 99.1.  The text of slides shown during the presentations is attached hereto as Exhibit 99.2.

9.01. Financial Statements and Exhibits

                ( c )  Exhibits

Exhibit No.	Description
99.1	Press Release dated November 4, 2005.
99.2

Slide presentation presented by Registrant at the Super-Community Bank Conference in Philadelphia, Pennsylvania on November 7, 2005 and the New York Society of Security Analysts, Regional Banking Industry Conference in New York, New York on November 10, 2005.

 SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

UNITY BANCORP, INC.
(Registrant)

Dated: November 5, 2005	By: /s/ Alan J. Bedner, Jr.
Alan J. Bedner, Jr.
EVP and Chief Financial Officer

INDEX TO EXHIBITS

Exhibit	Description
99.1	Press Release dated November 4, 2005.

99.2

Slide presentation presented by Registrant at the Super-Community Bank Conference in Philadelphia, Pennsylvania on November 7, 2005 and the New York Society of Security Analysts, Regional Banking Industry Conference in New York, New York on November 10, 2005.